UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2010

BENEFICIAL MUTUAL BANCORP, INC.
(Exact Name of Registrant as Specified in Its Charter)

United States	1-33476	56-2480744
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

510 Walnut Street, Philadelphia, Pennsylvania 19106
(Address of principal executive offices) (Zip Code)

(215) 864-6000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On February 3, 2010, Beneficial Mutual Bancorp, Inc. (the “Company”), the holding company for Beneficial Bank, issued a press release announcing its financial results for the quarter and year ended December 31, 2009.  For more information, reference is made to the Company’s press release dated February 3, 2010, a copy of which is attached hereto as Exhibit 99.1 and is furnished herewith.

Item 7.01	Regulation FD Disclosure.

Beginning February 4, 2010, the Company will make available and distribute to analysts and prospective investors a slide presentation.  The presentation materials include information regarding the Company’s operating and growth strategies and financial performance. The presentation materials will also be posted on the Company’s website on February 4, 2010.  Pursuant to Regulation FD, the presentation materials are attached hereto as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

	Number	Description

	99.1	Press Release dated February 3, 2010

	99.2	Presentation Materials

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

BENEFICIAL MUTUAL BANCORP, INC.

Date: February 4, 2010	By:	/s/ Joseph F. Conners
Joseph F. Conners
Executive Vice President and Chief
Financial Officer